Evergreen Offit New York Municipal Bond Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS’ REPORT
24	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Offit New York Municipal Bond Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“In this environment, we intend to continue managing the portfolio actively. We have prepared for marginally higher rates as part of the fund’s strategy of ongoing review. For example, the fund’s substantial position in higher-coupon bonds should potentially help protect it against the price erosion associated with rising yields.”

MANAGEMENT TEAM

Michael Pietronico
Tax-Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/3/1995
	Class A	Class B	Class C	Class I
Class Inception Date	10/17/2001	11/8/2002	11/8/2002	4/3/1995

Average Annual Return*

1 year with sales charge	4.52%	4.86%	7.76%	N/A

1 year w/o sales charge	9.76%	9.86%	9.86%	10.04%

5 year	5.18%	5.95%	6.05%	6.30%

Since inception	5.88%	6.59%	6.45%	6.61%

Maximum sales charge	4.75%	5.00%	1.00%
	Front End	CDSC	Front End	N/A
			1.00%
			CDSC

30-day SEC yield	3.09%	2.49%	2.43%	3.51%

Tax-equivalent yield**	5.03%	4.06%	3.96%	5.72%

12-month income dividends per share***	$0.36	$0.04	$0.04	$0.38

12-month capital gain distributions per share***	$0.22	$0.00	$0.00	$0.22

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
*** For Classes B and C for the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class A is based on 1) the performance of the Advisor shares of the fund’s predecessor fund, OFFIT New York Municipal Fund, and 2) prior to the Advisor shares inception, on the Select shares, the original class offered by the fund’s predecessor fund. Historical performance shown for Classes B and C is based on the performance of the Select shares of the fund’s predecessor fund. Historical performance for Class I is based on the performance of the Select shares of the fund’s predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Offit New York Municipal Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers 5-Year Municipal Bond Index (LB5YMBI) and the Consumer Price Index (CPI).

The LB5YMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax as well as local income taxes.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 9.76% for the 12-month period ended December 31, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers 5-Year Municipal Bond Index returned 9.27%, while the median return of funds in the Lipper New York Intermediate Municipal Debt Funds Classification was 8.76%. Lipper is an independent monitor of mutual fund performance.

We attribute the fund’s strong relative performance to our active management style, which emphasizes a high level of quality and liquidity; and successful navigation of the interest rate environment and shifts in the yield curve.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$107,537,407

Average Credit Quality*	AA

Effective Maturity	7.9 years

Average Duration	5.6 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

The environment was favorable for municipal bonds, despite some periods of price fluctuations. Overall, prices rose (pushing yields lower) on continued concerns about the equity market, intensifying geopolitical tensions and an ongoing accommodating monetary policy. The relationship between supply and demand also supported prices. Between December 31, 2001, and December 31, 2002, the yields of 15-year municipal bonds fell from 4.75% to 4.15%, 10-year yields dropped from 4.20% to 3.55%, five-year yields declined from 3.40% to 2.35%, and yields in two-year maturities moved from 2.19% to 1.33%, according to the Municipal Market Data AAA-rated scale.

A record-setting level of new municipal bonds were issued in 2002. Many municipalities took advantage of the low level of rates, as officials shored-up balance sheets by refinancing higher-cost debt or simply funded projects with low-cost money. Other municipalities were left with budget gaps created by the economy’s stubborn weakness. In such cases, state officials often turned to bond issuance to offset waning tax revenues.

Hefty bond supplies often put significant downward pressure on prices; however, these new bonds were met with hardy demand by investors. Concerned about corporate integrity and accountability, investors avoided the stock market’s plunge by directing cash flows into the relative safety and security of the fixed income sector. Further, many investors focused on municipal bonds versus their taxable counterparts. With all yields at such low levels, investors sought to keep their returns, as much as possible, free of taxes. Consequently, the demand for municipal bonds was robust and prices moved higher.

New York municipalities faced significant challenges over the past year. The devastation of September 11, 2001, caused New York to be among the first states in the nation to face substantial fiscal stress. In addition to facing numerous personal tragedies, New York

PORTFOLIO MANAGER INTERVIEW continued

municipalities suffered revenue and job losses because of the severe impact the terrorist attacks had on Wall Street. As a result, tax-exempt supply surged as New York City began the process of rebuilding. The combination of credit deterioration and heavy supply caused some of the larger New York credits to underperform higher-quality issuers. Investors demanded greater yield premiums over higher-quality credits and/or smaller bond issuers to compensate for increased credit risk, despite the fact that the major rating agencies took no negative action.

PORTFOLIO COMPOSITION
(as a percentage of 12/31/2002 portfolio assets)

General Obligation - Local	30.6%

Water & Sewer	16.7%

Transportation	15.3%

Education	11.5%

Power	5.1%

Sales Tax	4.8%

Community Development District	2.9%

Capital Improvements	2.8%

Housing	2.2%

Other	8.1%

What strategies did you use to manage the fund?

We sought to maximize total return and income by actively managing the fund. While quality and liquidity always have played an important role in credit selection, these characteristics were particularly critical over the past year. We reevaluated the portfolio daily to ensure that current positions coordinated with our current interest rate assessments, our anticipated shifts in the yield curve, and New York’s unique credit situation. Bonds were selected for their attractive value and performance potential. The fund’s high level of quality and liquidity enabled us to avoid the credit flare-ups that took place in the market, and made portfolio adjustments smooth and efficient.

We focused on high-quality bonds with premium coupons and 12 to 15-year maturities. Call features also played a part in our strategy. We sought bonds with 10-year calls that, in our opinion, had significant potential for advanced refunding. Call features enable an issuer to call bonds away from an investor on a predetermined date at a predetermined price. Often, bonds are pre-refunded when yields fall, so the issuer can refinance at lower rates. Investors can be well compensated if their bonds are called. Typically, the price of the bond rises substantially as the possibility of a pre-refunding improves.

We sold New York City general obligation bonds early in the year. This move benefited the fund, as the bonds underperformed smaller, higher-quality credits. We also avoided hospital issuers, another sector that experienced credit difficulties. Instead, we focused on local county issuers, including local high-quality school district bonds. This, too, was a successful strategy. In addition to the high quality offered by these bonds, their smaller size gave them scarcity value.

PORTFOLIO QUALITY*
(as a percentage of 12/31/2002 market value of bonds)

AAA	39.9%

AA	54.0%

A	6.1%

*Source: Standard & Poor’s

PORTFOLIO MANAGER INTERVIEW continued

What is your outlook?

We believe yields will fluctuate before moving marginally higher. On the national front, we think ongoing geopolitical tensions and a continued accommodating monetary policy by the Federal Reserve Board will fuel a tug-of-war with yields. The threat of war and expectation of terrorism may keep the demand for quality high -- particularly for U.S. Treasuries -- a situation that would support prices and keep a lid on yields. However, many investors believe this lengthy period of low interest rates could eventually reinvigorate the economy; this would put upward pressure on yields. Locally, we think several major New York debt issuers could be headed for downgrades by the major rating agencies. That action, however, already has been discounted by many investors and reflected in the prices of most of the affected bonds. On a better note, we think supply will lighten up, which should lend support to the market.

In this environment, we intend to continue managing the portfolio actively. We have prepared for marginally higher rates as part of the fund’s strategy of ongoing review. For example, the fund’s substantial position in higher-coupon bonds should potentially help protect it against the price erosion associated with rising yields.

Investors have reaped plentiful rewards from New York municipal bonds over the past three years. In addition to providing safety and liquidity, the fund has produced an annualized return of over 8%. While anticipating such generous returns in a period of rising rates would be less than prudent, we still believe the fund will generate solid performance because of the steps we have taken to prepare for this market environment.

The past 12 months have delivered countless challenges to New York municipal bond investors. These turbulent periods are not enjoyable; however, because of the ever-changing nature of the financial markets, they are inevitable. The silver lining is that very often periods of upheaval are short term in nature, and they create opportunities for the longer term. The fund’s long-term strategy of anticipation and review is well suited to navigate fluctuating market conditions. We will continue to employ this strategy in hopes of securing solid, long-term rewards.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002[1]	2001[2]
CLASS A
Net asset value, beginning of period	$10.77	$11.31
Income from investment operations
Net investment income	0.36	0.06
Net realized and unrealized gains or losses on securities	0.67	-0.16
Total from investment operations	1.03	-0.10

Distributions to shareholders from
Net investment income	-0.36	-0.06
Net realized gains	-0.22	-0.38
Total distributions to shareholders	-0.58	-0.44

Net asset value, end of period	$11.22	$10.77
Total return[3]	9.76%	-0.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,015	$50
Ratios to average net assets
Expenses[4]	0.78%	0.75%[5]
Net investment income	3.24%	2.82%[5]
Portfolio turnover rate	286%	245%

1.  As of the close of business on November 8, 2002, Evergreen Offit New York Municipal Bond Fund acquired the net assets of OFFIT New York Municipal Fund ("OFFIT Fund"). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002 are those of Advisor shares of OFFIT Fund.

2.  For the period from October 17, 2001 (commencement of class operations), to December 31, 2001.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1]
CLASS B
Net asset value, beginning of period	$11.14
Income from investment operations
Net investment income	0.04
Net realized and unrealized gains on securities	0.08
Total from investment operations	0.12

Distributions to shareholders from
Net investment income	-0.04

Net asset value, end of period	$11.22
Total return[2]	1.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$972
Ratios to average net assets
Expenses[3]	1.53%[4]
Net investment income	2.42%[4]
Portfolio turnover rate	286%

1.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1]
CLASS C
Net asset value, beginning of period	$11.14
Income from investment operations
Net investment income	0.04
Net realized and unrealized gains or losses on securities	0.08
Total from investment operations	0.12

Distributions to shareholders from
Net investment income	-0.04

Net asset value, end of period	$11.22
Total return[2]	1.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,357
Ratios to average net assets
Expenses[3]	1.52%[4]
Net investment income	2.31%[4]
Portfolio turnover rate	286%

1.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002[1]	2001	2000	1999	1998
CLASS I
Net asset value, beginning of period	$10.77	$10.90	$10.32	$10.82	$10.69
Income from investment operations
Net investment income	0.38	0.38	0.48	0.43	0.44
Net realized and unrealized gains or losses on securities	0.67	0.25	0.58	-0.50	0.19
Total from investment operations	1.05	0.63	1.06	-0.07	0.63

Distributions to shareholders from
Net investment income	-0.38	-0.38	-0.48	-0.43	-0.44
Net realized gains	-0.22	-0.38	0	0	-0.06
Total distributions to shareholders	-0.60	-0.76	-0.48	-0.43	-0.50

Net asset value, end of period	$11.22	$10.77	$10.90	$10.32	$10.82
Total return	10.04%	5.94%	10.54%	-0.65%	6.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$101,193	$101,878	$85,190	$68,228	$67,793
Ratios to average net assets
Expenses[2]	0.51%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.48%	3.43%	4.56%	4.09%	4.08%
Portfolio turnover rate	286%	245%	256%	93%	132%

1.  As of the close of business on November 8, 2002, Evergreen Offit New York Municipal Bond Fund acquired the net assets of OFFIT New York Municipal Fund ("OFFIT Fund" ). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002 are those of Select shares of OFFIT Fund.

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 91.4%
CAPITAL IMPROVEMENTS 2.7%
New York Bridge Auth. RB, 5.00%, 01/01/2014	AA-	$ 2,655,000	$ 2,895,941
COMMUNITY DEVELOPMENT DISTRICT 2.8%
New York Urban Dev. Corp. RB:
5.50%, 03/15/2017	AAA	1,000,000	1,121,940
Ser. A, 5.375%, 03/15/2017	AA	1,750,000	1,923,775
3,045,715
EDUCATION 11.2%
New York Dorm. Auth. RB:
5.375%, 07/01/2017	AA-	3,310,000	3,614,818
5.50%, 05/15/2009	AA-	1,500,000	1,687,575
Ser. A, 5.75%, 07/01/2012	AAA	1,000,000	1,172,570
Ser. B, 5.25%, 07/01/2016	AAA	1,000,000	1,104,650
Ser. B, 5.375%, 07/01/2015	AAA	1,040,000	1,170,478
Troy, NY IDA RRB:
Ser. A, 5.50%, 09/01/2012	A+	1,145,000	1,315,170
Ser. A, 5.50%, 09/01/2013	A+	1,100,000	1,254,825
Ser. A, 5.50%, 09/01/2015	A+	620,000	698,157
12,018,243
GENERAL OBLIGATION - LOCAL 29.8%
Albany Cnty., NY GO, Ser. B, 5.60%, 03/15/2007	AAA	700,000	798,945
Ithaca City, NY Sch. Dist. GO, Ser. F, 4.75%, 07/15/2013	Aa3	625,000	669,181
Liverpool, NY Sch. Dist. GO:
5.00%, 07/15/2013	AAA	985,000	1,084,042
5.125%, 07/15/2016	AAA	1,165,000	1,264,223
New York, NY GO:
Ser. F, 5.00%, 09/15/2006	AA	1,600,000	1,771,600
Ser. F, 5.75%, 02/01/2012	A	1,475,000	1,613,753
Ser. F, 6.50%, 05/15/2012	A	1,000,000	1,134,070
Ser. H, 5.75%, 03/15/2013	AAA	5,000,000	5,695,450
Onondaga Cnty., NY GO:
Ser. A, 5.00%, 05/01/2014	AA+	1,945,000	2,133,762
Ser. A, 5.00%, 05/01/2015	AA+	2,650,000	2,882,564
Ser. A, 5.00%, 05/01/2016	AA+	2,750,000	2,968,983
Orange Cnty., NY GO:
5.50%, 11/15/2006 ##	Aa1	1,815,000	2,051,240
6.00%, 11/15/2008	Aa1	470,000	551,348
Riverhead, NY GO, 4.00%, 06/01/2012 #	AAA	1,495,000	1,556,071
Scarsdale, NY Free Sch. Dist. GO:
4.00%, 06/01/2010	Aaa	1,845,000	1,955,239
4.00%, 06/01/2011	Aaa	1,590,000	1,668,196
4.125%, 06/01/2012	Aaa	335,000	350,963
4.25%, 06/01/2013	Aaa	570,000	595,798
White Plains, NY GO, Ser. A, 4.625%, 05/15/2017	AA+	1,255,000	1,302,138
32,047,566
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING 2.2%
New York Mtge. Agcy. SFHRB:
5.85%, 10/01/2006	Aa2	$ 125,000	$ 132,659
5.90%, 10/01/2013	Aa2	610,000	658,983
5.95%, 04/01/2007	Aa2	100,000	105,875
Ser. 102, 4.70%, 10/01/2016	Aa1	350,000	360,252
Ser. 50, 5.35%, 04/01/2007	Aa2	240,000	261,005
Ser. 50, 5.80%, 10/01/2006	Aa2	200,000	216,878
Ser. 67, 5.30%, 10/01/2010	Aa2	585,000	622,615
2,358,267
PORT AUTHORITY 1.8%
Port Auth., NY & NJ RB:
5.25%, 07/15/2007	AA-	1,185,000	1,308,027
5.80%, 08/01/2006	AA-	585,000	630,372
1,938,399
POWER 5.0%
New York Pwr. Auth. RB, Ser. A, 5.00%, 11/15/2017	AA-	5,000,000	5,332,800
SALES TAX 4.7%
Nassau Cnty., NY Fin. Agcy. RB, Ser. A, 4.75%, 11/15/2008	AAA	780,000	839,038
New York Muni. Assistance Corp. RB, Ser. 1, 6.25%, 07/01/2007	AA+	550,000	638,028
New York, NY City Transitional RB:
5.875%, 11/01/2015	AA+	465,000	535,229
Ser. A, 5.25%, 11/15/2012	AA+	1,225,000	1,368,166
Ser. B, 5.375%, 02/01/2014	AA+	325,000	364,617
Ser. B, 5.375%, 02/01/2015	AA+	1,155,000	1,285,215
5,030,293
TRANSPORTATION 14.9%
Metropolitan Trans. Auth., NY RB:
Ser. A, 5.50%, 11/15/2015	AAA	1,550,000	1,754,244
Ser. E, 5.50%, 11/15/2017	AAA	1,000,000	1,118,710
New York Thruway Auth. RB:
5.25%, 01/01/2010	AA-	2,250,000	2,492,865
Ser. B, 5.25%, 04/01/2013	AAA	4,250,000	4,718,477
Triborough, NY Bridge & Tunnel Auth. RB:
5.00%, 01/01/2015	AA-	3,075,000	3,312,728
Ser. A, 5.25%, 01/01/2015	AA-	2,410,000	2,651,121
16,048,145
WATER & SEWER 16.3%
New York Env. Facs. RB:
Ser. B, 5.25%, 06/15/2014	AAA	1,000,000	1,119,400
Ser. B, 5.25%, 06/15/2016	AAA	7,565,000	8,334,587
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
WATER & SEWER continued
New York, NY Muni. Wtr. Fin. Auth. RRB:
Ser. A, 4.00%, 06/15/2011	AA	$ 800,000	$ 829,224
Ser. A, 5.375%, 06/15/2014	AA	5,000,000	5,612,500
Ser. D, 5.50%, 06/15/2016	AAA	1,095,000	1,220,498
Suffolk Cnty., NY Wtr. Auth. RRB, 5.10%, 06/01/2006	AAA	400,000	442,032
17,558,241
Total Municipal Obligations			98,273,610

		Shares	Value

SHORT-TERM INVESTMENTS 6.1%
MUTUAL FUND SHARES 6.1%
Evergreen Institutional Municipal Money Market Fund (o)		6,607,480	6,607,480
Total Investments (cost $100,246,911) 97.5%			104,881,090
Other Assets and Liabilities 2.5%			2,656,317
Net Assets 100.0%			$ 107,537,407

(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor to the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
#	When-issued security.
##	All or a portion of the security has been segregated for when-issued securities.

Summary of Abbreviations:
GO	General Obligation
IDA	Industrial Development Authority
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 100,246,911
Net unrealized gains on securities	4,634,179

Market value of securities	104,881,090
Receivable for securities sold	2,716,628
Receivable for Fund shares sold	472,350
Interest receivable	1,362,341
Prepaid expenses and other assets	51,207

Total assets	109,483,616

Liabilities
Dividends payable	48,445
Payable for securities purchased	1,528,624
Payable for Fund shares redeemed	326,016
Advisory fee payable	28,757
Distribution Plan expenses payable	260
Due to other related parties	585
Accrued expenses and other liabilities	13,522

Total liabilities	1,946,209

Net assets	$ 107,537,407

Net assets represented by
Paid-in capital	$ 102,159,756
Overdistributed net investment income	(2,989)
Accumulated net realized gains on securities	746,461
Net unrealized gains on securities	4,634,179

Total net assets	$ 107,537,407

Net assets consists of
Class A	$ 2,014,778
Class B	972,336
Class C	3,357,286
Class I	101,193,007

Total net assets	$ 107,537,407

Shares outstanding
Class A	179,539
Class B	86,644
Class C	299,150
Class I	9,016,943

Net asset value per share
Class A	$ 11.22
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.78
Class B	$ 11.22
Class C	$ 11.22
Class I	$ 11.22

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Interest	$ 4,392,584

Expenses
Advisory fee	386,423
Distribution Plan expenses
Class A	655
Class B	882
Class C	2,405
Administrative services fees	133,237
Transfer agent fee	29,444
Trustees’ fees and expenses	2,266
Printing and postage expenses	16,066
Custodian fee	39,287
Registration and filing fees	6,969
Professional fees	18,071
Interest expense	254
Other	22,877

Total expenses	658,836
Less: Expense reductions	(23)
Fee waivers	(95,074)

Net expenses	563,739

Net investment income	3,828,845

Net realized and unrealized gains or losses on securities
Net realized gains on securities	2,962,254
Net change in unrealized gains or losses on securities	3,789,165

Net realized and unrealized gains or losses on securities	6,751,419

Net increase in net assets resulting from operations	$ 10,580,264

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

	Year Ended December 31,
	2002		2001

Operations
Net investment income		$ 3,828,845		$ 3,236,094
Net realized gains on securities		2,962,254		3,441,967
Net change in unrealized gains or losses on securities		3,789,165		(1,534,348)

Net increase in net assets resulting from operations		10,580,264		5,143,713

Distributions to shareholders from
Net investment income
Class A		(8,457)		(288)
Class B		(2,205)		0
Class C		(5,855)		0
Class I		(3,815,527)		(3,235,806)
Net realized gains
Class A		(1,548)		(1,704)
Class I		(2,136,858)		(3,558,471)

Total distributions to shareholders		(5,970,450)		(6,796,269)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	174,078	1,925,830	4,421	50,000
Class B	86,498	954,682	0	0
Class C	302,186	3,336,840	0	0
Class I	3,776,285	41,681,505	2,648,075	29,546,570

		47,898,857	2,652,496	29,596,570

Net asset value of shares issued in reinvestment of distributions
Class A	856	9,525	184	1,992
Class B	146	1,621	0	0
Class C	325	3,632	0	0
Class I	443,875	4,913,296	548,288	5,981,690

		4,928,074	548,472	5,983,682

Payment for shares redeemed
Class A	0	0	0	0
Class B	0	0	0	0
Class C	(3,361)	(37,344)	0	0
Class I	(4,664,444)	(51,789,623)	(1,551,809)	(17,189,580)

		(51,826,967)		(17,189,580)

Net increase in net assets resulting from capital share transactions		999,964		18,390,672

Total increase in net assets		5,609,778		16,738,116
Net assets
Beginning of period		101,927,629		85,189,513

End of period		$ 107,537,407		$ 101,927,629

Overdistributed net investment income		$ (2,989)		$ 0

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Offit New York Municipal Bond Fund (the “Fund”) is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of the close of business on November 8, 2002, the net assets of OFFIT New York Municipal Fund (“OFFIT Fund”), a series of The OFFIT Investment Fund, Inc., were acquired by the Fund in exchange for shares of the Fund. Advisor shares and Select shares of OFFIT Fund received Class A and I shares of the Fund, respectively. As OFFIT Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of OFFIT Fund has been carried forward.

The Fund offers Class A, Class B, Class C, and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are

NOTES TO FINANCIAL STATEMENTS continued

marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

OFFITBANK Fund Advisors, a subsidiary of Wachovia Corporation (“Wachovia”) is the investment advisor to the Fund and is paid an annual fee of 0.35% of the Fund’s average daily net assets.

During the year ended December 31, 2002, the investment advisor waived its fees in the amount of $67,484, which represents 0.06% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS continued

Prior to September 23, 2002, PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provided administrative, fund accounting, transfer and dividend disbursing agent services for the Fund. For its administrative services, PFPC Inc. received a fee at an annual rate starting at 0.125% and declining to 0.0275% as average daily net assets increased. For providing fund accounting services to the Fund, PFPC Inc. had received a fee of $1,250 per month plus out of pocket expenses.

During the year ended December 31, 2002, PFPC Inc. waived its fees in the amount of $27,590 which represents 0.03% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $296,542,599 and $298,249,594, respectively, for the year ended December 31, 2002.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $100,246,911. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,671,745 and 37,566, respectively, with a net unrealized appreciation of $4,634,179.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed OrdinaryIncome	Overdistributed Exempt-Interest Income	Undistributed Long-term Capital Gain	Unrealized Appreciation

$ 498,167	$ 2,989	$ 248,294	$ 4,634,179

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to short-term capital gains, which are considered ordinary income for income tax purposes.

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid for the year ended December 31, 2002 was as follows:

Ordinary Income	Exempt-Interest Dividends	Long-Term Capital Gain

$ 1,240,987	$ 3,819,015	$ 910,448

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $23, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had average borrowings outstanding of $10,813 at a rate of 2.31% and paid interest of $254, which represents 0.00% of its average daily net assets.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

12. SUBSEQUENT EVENT

Effective January 1, 2003, Evergreen Investment Management Company, LLC, a wholly-owned subsidiary of Wachovia, became the investment advisor to the Fund and is paid for its services at the same rate as its prior investment advisor.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Offit New York Municipal Bond Fund, a portfolio of Evergreen Municipal Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 2000 were audited by other auditors whose report thereon, dated February 16, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Offit New York Municipal Bond, as of December 31, 2002, the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

ADDITIONAL INFORMATION (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate and per share capital gain distributions of $910,448 and $0.0952, respectively, for the fiscal year ended December 31, 2002.

For the fiscal year ended December 31, 2002, the percentage representing the portion of distributions from net investment income, which is exempt from federal income tax, other than alternative minimum tax for the Fund is 99.66%.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of December 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

564982 2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034